MCKEE NELSON LLP

5 Times Square

New York, New York 10036

August 20, 2004

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Judiciary Plaza

Washington, D.C.  20549

Re:

KeyCorp Student Loan Trust 2004-A

(Registration No. 333-114367-02)

Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of KeyCorp Student Loan Trust 2004-A, we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated August 20, 2004.

If you have any questions concerning the transmitted materials, please do not hesitate to contact the undersigned at (202) 327-2159.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/ Scott Faga

Scott Faga

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

----
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 20, 2004

Key Consumer Receivables LLC (as Depositor) under an Amended and Restated Trust Agreement dated as of August 1, 2004; and

Key Bank USA, National Association (as a Seller and as Master Servicer) under a Sale and Servicing Agreement dated as of August 1, 2004 in connection with the issuance of KeyCorp Student Loan Trust 2004-A Asset Backed Notes.

Key Consumer Receivables LLC
Key Bank USA, National Association
(Exact name of Registrant as specified in its charter)

United States	333-114367-02	34-1938746 34-1804148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Numbers)

Key Tower, 127 Public Square, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrants’ Telephone Number,
including area code:	(216) 828-8122
(216) 689-6300

N/A

(Former name or former address, if changed since last report)

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

Exhibit No.	Description of Exhibit
4.1

Indenture, among KeyCorp Student Loan Trust 2004-A (the “Trust”) and Deutsche Bank Trust Company Americas (the “Indenture Trustee”), and JPMorgan Chase Bank, as paying agent and note registrar, dated as of August 1, 2004.

4.2	Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and Bank One, National Association (the “Eligible Lender Trustee”), dated as of August 1, 2004.
10.1

Sale and Servicing Agreement, among Key Consumer Receivables LLC (the “Depositor”) Key Bank USA, National Association (the “Master Servicer” and the “Administrator”) the Trust and the Eligible Lender Trustee, dated as of August 1, 2004.

10.2	Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of August 1, 2004.
99.1

Student Loan Transfer Agreement between Key Bank USA, National Association (as Seller), Key Consumer Receivables LLC (as Purchaser) and Bank One, National Association (as Depositor Eligible Lender Trustee), dated August 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By:  /s/ Richard S. Hawrylak

Name:

Richard S. Hawrylak

Title:

Secretary

KEY BANK USA, NATIONAL ASSOCIATION

By:  /s/ Darlene H. Dimitrijevs

Name:

Darlene H. Dimitrijevs

Title: Senior Vice President

Dated:  August 20, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1

Indenture, among KeyCorp Student Loan Trust 2004-A (the “Trust”) and Deutsche Bank Trust Company Americas (the “Indenture Trustee”), and JPMorgan Chase Bank, as paying agent and note registrar, dated as of August 1, 2004.

4.2	Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and Bank One, National Association (the “Eligible Lender Trustee”), dated as of August 1, 2004.
10.1

Sale and Servicing Agreement, among Key Consumer Receivables LLC (the “Depositor”) Key Bank USA, National Association (the “Master Servicer” and the “Administrator”) the Trust and the Eligible Lender Trustee, dated as of August 1, 2004.

10.2	Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of August 1, 2004.
99.1

Student Loan Transfer Agreement between Key Bank USA, National Association (as Seller), Key Consumer Receivables LLC (as Purchaser) and Bank One, National Association (as Depositor Eligible Lender Trustee), dated August 1, 2004.